SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 19, 2003


                       Allegheny Technologies Incorporated
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   1-12001                25-1792394
--------------------------------   ----------------      ----------------------
(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                 File Number)          Identification No.)


    1000 Six PPG Place, Pittsburgh, Pennsylvania             15222-5479
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    (Address of principal executive offices)                  (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800



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Item 5.      Other Events.

             (a) On December 19, 2003, Allegheny Technologies Incorporated issued a press release in which the Company unveils its 2004 cost reduction plan and comments on fourth quarter 2003 special charges and 2004 outlook. A copy of this press release is attached as Exhibit 99.1.


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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           ALLEGHENY TECHNOLOGIES INCORPORATED


                           By:    /s/ Jon D. Walton
                                  ----------------------------------------------
                                  Jon D. Walton
                                  Executive Vice President,
                                  Chief Legal and Compliance Officer


Dated:  December 19, 2003


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                                  EXHIBIT INDEX
                                  -------------

Exhibit 99.1           Press Release dated December 19, 2003.


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